UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 25, 2013

VEECO INSTRUMENTS INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16244 (Commission File Number)	11-2989601 (IRS Employer Identification No.)

Terminal Drive, Plainview, New York 11803

(Address of principal executive offices)

(516) 677-0200
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

Veeco Instruments Inc. (“Veeco” or the “Company”) previously announced that (1) it had received a letter from The NASDAQ Stock Market LLC (“NASDAQ”) notifying the Company that it was not in compliance with the continued listing requirements of NASDAQ Listing Rule 5250(c)(1) because its Quarterly Report on Form 10-Q for the quarter ended September 30, 2012 (the “Form 10-Q”) was not filed on a timely basis with the Securities and Exchange Commission, and (2) Veeco was required to submit a plan to regain compliance with NASDAQ’s requirements for continued listing by January 22, 2013.  On January 22, 2013, the Company submitted this plan to NASDAQ.

On January 25, 2013, NASDAQ granted an extension, to May 20, 2013, for the Company to regain compliance with NASDAQ’s requirements for continued listing.

The information in this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall this information be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 28, 2013	VEECO INSTRUMENTS INC.

	By:	/s/ Gregory A. Robbins

Name: Gregory A. Robbins
Title: Senior Vice President and General Counsel